EXHIBIT 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated as of February 28, 2004, which appears in the eRXSYS, Inc. Annual Report, as amended, on Form 10-KSB/A filed on March 23, 2004 for the fiscal year ended November 30, 2003, which is incorporated herein by reference.

                                                                    /s/ SQUAR, MILNER, REEHL & WILLIAMSON, LLP

Newport Beach, California
September 20, 2004

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